UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) May 9, 2006

                     National Patent Development Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-50587                                        13-4005439
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   (Commission File Number)                    (IRS Employer Identification No.)


777 Westchester Avenue, White Plains, NY                         10604
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))



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Item 8.01         Other Events.
                  ------------

         On May 9, 2006, National Patent Development Corporation ("National Patent") signed a non-binding letter of intent with FLJ Partners, LLC ("FLJ") to enter into a series of transactions, that if consummated, would result in the sale to FLJ of National Patent's approximately 64% interest in Five Star Products, Inc. ("Five Star") for $2,950,000 and Five Star becoming a wholly-owned subsidiary of FLJ. A copy of the letter of intent is attached hereto as Exhibit 99.

         A copy of the press release issued by National Patent Development with respect to the non-binding letter of intent is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

            (d) Exhibits.

            99 Non-Binding Letter of Intent among National Patent, FLJ and Five Star.

            99.1  Press release of National Patent dated May 9, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         National Patent Development Corporation




Date: May 10, 2006
                                         Jerome I. Feldman
                                         Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                          Description


   99     Non-Binding Letter of Intent among National Patent, FLJ and Five Star.

   99.1   Press release of National Patent dated May 9, 2006



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